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                                 [Letterhead]


February 1, 1999


John W. Nagel
HydroMaid International, Inc.
(Formerly Cherokee Minerals and Oil, Inc.)
12226 South 1000 East, Suite 11
Draper, UT  84020


Dear Mr. Nagel,

This is to confirm that the client-auditor relationship between HydroMaid International, Inc. (formerly Cherokee Minerals and Oil, Inc.) (Commission File Number 0-23729) and Jones, Jensen & Company has ceased.


Sincerely,

/s/ Jones, Jensen & Company

Jones, Jensen & Company


cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 905
     450 Fifth Street, N.W.
     Washington, D.C.  20549